UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  February 6, 2006
                                                     (January 31, 2006)

                          Navstar Media Holdings, Inc.
                          ----------------------------
               (Exact name of registrant as specified in charter)

              Nevada                    000-50340                 752980786
              -------                   ----------                ---------
State or other jurisdiction      (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

                     Suite 30301, 3rd Floor, Scitech Place,
                           No. 22 Jianguomenwai Street
                              Beijing China 100004
                              --------------------
                    (Address of principal executive offices)

     Registrant's telephone number, including area code: 011-86-139-11113602
                                                         -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Forward-Looking Statements under the Private Securities Litigation
Reform Act of 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the media and entertainment industries, foreign currency translation, economic conditions in the People's Republic of China (PRC), the impact of competition and pricing in the PRC, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Navstar Media Holdings, Inc. (the "Company"). All readers are encouraged to review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 3.02 below. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.


ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES.

i.  8% Convertible Subordinated Debenture Notes

On January 31, 2006, under the terms of a Securities Purchase Agreement (see exhibit 4.1), the company issued $1,000,000 of 8% Convertible Subordinated Debentures ("Notes") in the form of forty $25,000 units. Each unit includes the face value of Notes ($25,000), plus 5,000 shares of Common Stock of the Company ("Unit Shares") and 25,000 Stock Purchase Warrants ("Warrants"). The terms and conditions of the Notes are included herewith in Exhibit 4.2. The Warrants will be exercisable, in whole or in part, for four years from the date of initial funding and shall enable the holder to purchase shares of The Company's Common Stock at the lower of $1.25 per share or the exercise price stipulated for any subsequent capital raise completed within 180 days of the closing of this offering. The terms and conditions of the Warrants are found in exhibit 4.4 herein.


ii.  Registration Rights

The Company has agreed to file a registration statement with the SEC covering the underlying shares of common stock (including Unit Shares and shares underlying the Notes and Warrants), within 60 days from closing the sale of the Notes,. In the event that the registration statement is not declared effective within 180 days of the first closing, then for each month the securities are not registered after 180 days after the filing of the registration statement (as of the 1st of every month) the Company shall pay penalties as follows: 1.the conversion price will be reduced by $0.05 per share, and 2. an additional 5% of the original number of warrants will be issued. Additional, partially liquidated damages will apply for each trading day beyond the Legend Removal Date, until all restrictive legends are removed. In the event of a subsequent public offering by the Company, incidental "piggyback" Registration rights will be offered consistent with market conditions, and subject to approval and terms of an underwriter, on a `parri passu' ranking with other persons holding similar rights.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

4.1    Securities Purchase Agreement
4.2    Convertible Debenture
4.3    Registration Rights Agreement
4.4    Common Stock Purchase Warrant
99.1   Press Release issued February 6, 2006




                                   SIGNATURES

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Navstar Media Holdings, Inc.
                                                    (Registrant)

                                               /s/ Don Lee
                                               -----------
                                               (Signature)
Date:  January 5, 2006                          Don Lee






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